Exhibit A


                                AIRPLANES GROUP

                          Report to Certificatholders

                   All numbers in US$ unless otherwise stated

          Payment Date: 18 January 2000.
          Calculation Date: 11 January 2000.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Balance on
                                                                     Prior Balance     Deposits       Withdrawals   Calculation Date
      ------------------------------------------------------------------------------------------------------------------------------

                                                                        9-Dec-99                                       11-Jan-00

      Lessee Funded Account                                                     0.00           0.00           (0.00)           0.00
      Expense Account (note ii)                                         1,728,148.20  15,992,802.03  (17,550,636.30)     170,313.93
      Collection Account (note iii)                                   235,014,467.69  49,388,489.78  (68,345,771.69) 216,057,185.78
      ------------------------------------------------------------------------------------------------------------------------------
       -  Miscellaneous Reserve                                        40,000,000.00                                  40,000,000.00
       -  Maintenance Reserve                                          80,000,000.00                                  80,000,000.00
       -  Security Deposit                                             49,451,196.00                                  49,668,696.00
       -  Other Collections (net of interim withdrawals)               65,563,271.70                                  46,388,489.78
      ------------------------------------------------------------------------------------------------------------------------------
      Total                                                           236,742,615.89  65,381,291.81  (85,896,407.99) 216,227,499.71
      ------------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
      -------------------------------------------------------------------------------
      Balance on preceding Calculation Date (Dec 09,1999)               1,728,148.20
      Transfer from Collection Account (previous Payment Date)         12,976,351.80
      Transfer from Collection Account (interim deposit)                3,000,000.00
      Interest Earned during period                                        16,450.23
      Payments during period between prior Calculation Date and
      the relevant Calculation Date:
       - Payments on previous Payment Date                             (3,159,776.13)
       - Other payments                                               (14,390,860.17)
                                                                    -----------------
      Balance on relevant Calculation Date (Jan 11, 2000)                 170,313.93
      -------------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
      -------------------------------------------------------------------------------
      Balance on preceding Calculation Date (Dec 09,1999)             235,014,467.69
      Collections during period                                        49,388,489.78
      Swap receipts (previous Payment Date)                                     0.00
      Transfer to Expense Account  (previous Payment Date)            (12,976,351.80)
      Transfer to Expense Account  (interim withdrawal)                (3,000,000.00)
      Net transfer to Lessee Funded Accounts                                    0.00
      Aggregate Certificate Payments (previous Payment Date)          (50,877,754.63)
      Swap payments (previous Payment Date)                            (1,491,665.26)
                                                                    -----------------
      Balance on relevant Calculation Date (Jan 11, 2000)             216,057,185.78
      -------------------------------------------------------------------------------

                                AIRPLANES GROUP

                          Report to Certificatholders

                   All numbers in US$ unless otherwise stated


(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

  ==============================================================================
                     ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                     Priority of Payments
                 (i) Required Expense Amount                     14,000,000.00
                (ii) a) Class A Interest                         13,164,633.47
                     b) Swap Payments                                 6,319.44
               (iii) First Collection Account Top-up            120,000,000.00
                (iv) Minimum Hedge Payment                                0.00
                 (v) Class A Minimum Principal                            0.00
                (vi) Class B Interest                             2,044,289.32
               (vii) Class B Minimum Principal                    1,670,331.47
              (viii) Class C Interest                             2,420,064.23
                (ix) Class D Interest                             3,625,000.00
                 (x) Second Collection Account Top-up            44,164,988.00
                (xi) Class A Principal Adjustment Amount         11,520,181.03
               (xii) Class C Scheduled Principal                  2,890,975.80
              (xiii) Class D Scheduled Principal                    720,716.95
               (xiv) Modification Payments                                0.00
                (xv) Soft Bullet Note Step-up Interest                    0.00
               (xvi) Class E Minimum Interest                             0.00
              (xvii) Supplemental Hedge Payment                           0.00
             (xviii) Class B Supplemental Principal                       0.00
               (xix) Class A Supplemental Principal                       0.00
                (xx) Class D Outstanding Principal                        0.00
               (xxi) Class C Outstanding Principal                        0.00
              (xxii) Class E Supplemental Interest                        0.00
             (xxiii) Class B Outstanding Principal                        0.00
              (xxiv) Class A Outstanding Principal                        0.00
               (xxv) Class E Accrued Unpaid Interest                      0.00
              (xxvi) Class E Outstanding Principal                        0.00
             (xxvii) Charitable Trust                                     0.00
                                                              -----------------
  Total Payments with respect to Payment Date                   216,227,499.71
        Less Collection Account Top-Ups ((iii) and (x)above)   (164,164,988.00)
                                                              =================
                                                                 52,062,511.71
                                                              =================

  ==============================================================================

                                AIRPLANES GROUP

                          Report to Certificatholders

                   All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES

 -----------------------------------------------------------------------------------------------------------------------------------
 (a)  FLOATING RATE CERTIFICATES                            A-4              A-6              A-7              A-8          Class B
      --------------------------
      Applicable LIBOR                                 6.46250%         6.46250%         6.46250%         6.46250%         6.46250%
      Applicable Margin                                0.62000%         0.34000%         0.26000%         0.37500%         0.75000%
      Applicable Interest Rate                         7.08250%         6.80250%         6.72250%         6.83750%         7.21250%
      Interest Amount Payable                      1,337,805.56     3,814,515.41     3,491,965.28     4,520,347.22     2,044,289.32
      Step Up Interest Amount                              0.00             0.00             0.00             0.00             0.00

      Opening Principal Balance                  200,000,000.00   593,737,401.11   550,000,000.00   700,000,000.00   300,109,758.41
      Minimum Principal Payment Amount                     0.00             0.00             0.00             0.00     1,670,331.47
      Adjusted Principal Payment Amount                    0.00    11,520,181.03             0.00             0.00             0.00
      Supplemental Principal Payment Amount                0.00             0.00             0.00             0.00             0.00
      Total Principal Distribution Amount                  0.00    11,520,181.03             0.00             0.00     1,670,331.47
      Redemption Amount
       - amount allocable to principal                     0.00             0.00             0.00             0.00             0.00
       - premium allocable to premium                      0.00             0.00             0.00             0.00             0.00
                                               -------------------------------------------------------------------------------------
      Outstanding Principal Balance
        (Jan 18, 2000)                           200,000,000.00   582,217,220.08   550,000,000.00   700,000,000.00   298,439,426.94
 -----------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------
 (b)  FIXED RATE CERTIFICATES                           Class C          Class D
      Applicable Interest Rate                          8.1500%         10.8750%
      Interest Amount Payable                      2,420,064.23     3,625,000.00

      Opening Principal Balance                  356,328,475.80   400,000,000.00
      Scheduled Principal Payment Amount           2,890,975.80       720,716.95
      Redemption Amount
       - amount allocable to principal                     0.00             0.00
       - amount allocable to premium                       0.00             0.00
      Actual Pool Factor                              0.9425000        0.9981982
                                               ----------------------------------
      Outstanding Principal Balance
        (Jan 18, 2000)                           353,437,500.00   399,279,283.05
 --------------------------------------------------------------------------------

 Table of rescheduled Pool Factors                          n/a              n/a
   in the event of a partial redemption

                                AIRPLANES GROUP

                          Report to Certificatholders

                   All numbers in US$ unless otherwise stated

(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        A-4          A-6          A-7            A-8        Class B
     Applicable LIBOR                                              5.78125%     5.78125%     5.78125%       5.78125%       5.78125%
     Applicable Margin                                             0.62000%     0.34000%     0.26000%       0.37500%       0.75000%
     Applicable Interest Rate                                      6.40125%     6.12125%     6.04125%       6.15625%       6.53125%
------------------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                                        A-4          A-6          A-7            A-8        Class B

     Opening Principal Amount                                      2,000.00     5,937.37     5,500.00       7,000.00       3,001.10
     Total Principal Payments                                          0.00       115.20         0.00           0.00          16.70
                                                          --------------------------------------------------------------------------
     Closing Outstanding Principal Balance                         2,000.00     5,822.17     5,500.00       7,000.00       2,984.39

     Total Interest                                                   13.38        38.15        34.92          45.20          20.44
     Total Premium                                                     0.00         0.00         0.00           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                  Class C           Class D

     Opening Principal Amount                    3,563.28          4,000.00
     Total Principal Payments                       28.91              7.21
                                   -----------------------------------------
     Outstanding Principal Balance               3,534.38          3,992.79

     Total Interest                                 24.20             36.25
     Total Premium                                   0.00              0.00
----------------------------------------------------------------------------